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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 1, 2007

                               GLOBAL PARTNERS LP
             (Exact name of registrant as specified in its charter)

            Delaware                   001-32593               74-3140887
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

                                  P.O. Box 9161
                                800 South Street
                        Waltham, Massachusetts 02454-9161
                    (Address of Principal Executive Offices)

                                 (781) 894-8800
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On February 1, 2007, Global Partners LP (the "Company") issued a press release announcing that it has appointed two senior executives to expanded roles within the Company. Thomas J. Hollister, the Company's Executive Vice President and Chief Financial Officer, has been named Chief Operating Officer. Mr. Hollister will continue to serve as Chief Financial Officer. Chief Accounting Officer ("CAO") Charles A. Rudinsky, formerly a Senior Vice President, has been promoted to Executive Vice President and Treasurer. He retains the CAO position. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

       (d)    Exhibit

      99.1    Global Partners LP Press Release dated February 1, 2007

         * Filed herewith

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               GLOBAL PARTNERS LP
                                               By: Global GP LLC,
                                                   its general partner


Dated: February 1, 2007                        By: /s/ Edward J. Faneuil
                                                   -----------------------------
                                                   Executive Vice President,
                                                   General Counsel and Secretary

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                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION
--------------    --------------------------------------------------------------
     99.1         Global Partners LP Press Release dated February 1, 2007

     * Filed herewith